EXHIBIT 10.5















































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                      ASSIGNMENT OF LEASES AND RENTS


DATE:          As of August 1, 1995

ASSIGNEE:      FIRST FIDELITY BANK, NATIONAL ASSOCIATION
               123 South Broad Street, PMB 006
               Philadelphia, Pennsylvania 19109
               Attention:  Stephen H. Clark, Vice President
               Telecopier No.:  (215) 985-8793

ASSIGNOR:      BURLINGTON COAT FACTORY WAREHOUSE OF NEW JERSEY, INC.

               Type of Entity:          Corporation
               State of Organization:   New Jersey
               Mailing Address:         1830 Route 130, Burlington, NJ 08046
               Telecopier No.:          (609) 387-9011

MORTGAGED      Street Address:          1830 Route 130
PREMISES:      Township of:             Burlington
               County of:               Burlington
               State of:                New Jersey

          WHEREAS, the New Jersey Economic Development Authority Act, constituting Chapter 80 of the Pamphlet Laws of 1974 of the State of New Jersey, approved on August 7, 1974, as amended and supplemented (the "Act"), declares it to be in the public interest and to be the policy of the State of New Jersey (the "State") to foster and promote the economy of the State, increase opportunities for gainful employment and improve living conditions, assist in the economic development or redevelopment of political subdivisions within the State, and otherwise contribute to the prosperity, health and general welfare of the State and its inhabitants by inducing manufacturing, industrial, commercial, recreational, retail, service and other employment promoting enterprises to locate, remain or expand within the State by making available financial assistance; and

          WHEREAS, the New Jersey Economic Development Authority
(the "Authority"), a public body corporate and politic constituting an instrumentality of the State of New Jersey was created to aid in remedying the aforesaid conditions and to implement the purposes of the Act, and the Legislature has determined that the authority and powers conferred upon the Authority under the Act and the expenditure of moneys pursuant thereto constitute a serving of a valid public purpose and that the enactment of the provisions set forth in the Act is in the public interest and for the public benefit and good and has been so declared to be as a matter of express legislative determination; and

          WHEREAS, the Authority, to accomplish the purposes of the Act, is empowered to extend credit to such employment promoting enterprises in the name of the Authority on such terms and conditions and in such manner as it may deem proper for such consideration and upon such terms and conditions as the Authority may determine to be reasonable; and

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          WHEREAS, Mortgagor (also referred to herein as the "Company")
submitted an application (the "Original Application") to the Authority for financial assistance in the principal amount of $10,000,000 for financing a portion of the costs of a project (the "1985 Project") consisting of the acquisition of 46.779 acres of land in the Township of Burlington, Burlington County, New Jersey, the construction of an approximately 500,000 square foot building situate thereon for use as a national distribution center for the Company's products (which building currently contains 75,000 square feet of office space), the equipping of such building with conveyor systems, rolling racks and automated machinery and the construction of a parking lot adjacent to such building, and the Authority, by resolution duly adopted July 3, 1985 in accordance with the Act, accepted the application of the Company for assistance in financing the 1985 Project; and

          WHEREAS, the Authority, by resolution duly adopted September 4, 1985 in accordance with the Act, authorized the issuance of not to exceed $10,000,000 aggregate principal amount of its Economic Development Bonds (Burlington Coat Factory Warehouse of New Jersey, Inc. - 1985 Project) for the purpose of making a loan to the Company to finance the 1985 Project (the "Original Loan"); and

          WHEREAS, on September 20, 1985 the Authority issued $10,000,000 of its Economic Development Bonds dated September 1, 1985 to finance the 1985 Project (the "Prior Bonds"); and

          WHEREAS, those Prior Bonds maturing on or after September 1, 1996 are subject to redemption prior to maturity, at the option of the Company, on any interest payment date on or after September 1, 1995; and

          WHEREAS, the Company desires to redeem $10,000,000 aggregate principal amount of the Prior Bonds maturing on or after September 1, 1996 (the "Refunded Bonds") on September 1, 1995; and

          WHEREAS, the Company, by letter dated May 10, 1995, notified the Authority of its intent to redeem the Refunded Bonds on September 1, 1995 and has requested the Authority's assistance in the issuance of not to exceed $10,000,000 aggregate principal amount of bonds to refinance the 1985 Project and to redeem the Refunded Bonds; and

          WHEREAS, on July 11, 1995, the Authority, by resolution duly adopted (the "Resolution"), authorized the issuance of its Economic Development Refunding Bonds (Burlington Coat Factory Warehouse of New Jersey, Inc. - 1995 Project) (the "Refunding Bonds" or the "Bonds") for the purpose of providing funds for the Company to refinance the 1985 Project and to redeem the Refunded Bonds (the "Project"); and

          WHEREAS, the Authority has determined to issue the Bonds concurrently herewith pursuant to the Act, the Resolution and the Indenture (as hereinafter defined); and

          WHEREAS, the Loan shall be secured by a first mortgage lien (subject only to the defeasance of the Prior Bonds and the release of all liens created under the Prior Indenture (as herein defined)) on the Premises (as hereinafter defined), an Assignment of Leases on the Project Facility (as hereinafter defined), a first priority security interest in the Machinery and

                                                                 Page 140
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Equipment (as hereinafter defined), a Guaranty (as hereinafter defined), and such othersecurity granted by the Company in connection with this transaction;
and

          WHEREAS, the Authority, contemporaneously with the execution and delivery of this Agreement, shall enter into a Loan Agreement with the Company, and an Indenture of Trust dated as of August 1, 1995 (the "Indenture") wherein the Authority has assigned certain of its rights under the Loan Agreement to the Trustee for the benefit of the Holders from time to time of the Bonds; and

          WHEREAS, to facilitate the issuance and sale of the Bonds and to enhance the marketability of the Bonds, the Company has requested the Bank to issue an irrevocable direct pay letter of credit substantially in the form of Annex A attached hereto (the "Letter of Credit"), in an amount up to an aggregate amount of $10,357,293.00 (as reduced and reinstated from time to time in accordance with the provisions of the Reimbursement Agreement (defined herein), the Letter of Credit and the other Loan Documents), of which (a) the sum of $10,000,000 shall be available to pay the principal amount of the Bonds either at maturity (whether at the stated maturity date or by acceleration) or upon redemption thereof, and (b) the remainder shall be available to pay up to 210 days' interest on the outstanding Bonds computed at the rate of six and one hundred twenty-five thousandths percent (6.125%) per annum accrued on the outstanding Bonds, as such interest becomes due; and

          WHEREAS, the Company's obligations to the Bank under the Letter of Credit are evidenced by a Letter of Credit and Reimbursement Agreement dated as of even date herewith and entered into by and between the Company and the Bank (the "Reimbursement Agreement"); and

          WHEREAS, as a condition, among others, to its issuance of the Letter of Credit, the Bank has required that the Company enter into this Mortgage and Security Agreement; and

          WHEREAS, all capitalized terms used and not otherwise defined herein shall have the respective meanings ascribed thereto in the Reimbursement Agreement;

          NOW, THEREFORE, for and in consideration of the premises and of the mutual representations, covenants and agreements herein set forth (each of which is incorporated herein by reference), intending to be legally bound hereby, and in order to induce the Bank to issue the Letter of Credit, the Company and the Bank hereby agree as follows:

          1.   GRANT OF ASSIGNMENT.

               To induce Assignee to enter into the transaction described in the foregoing recitals, and to secure the observance, payment and performance of the Liabilities (as defined below), Assignor hereby conveys, transfers and assigns to Assignee, all of the right, title and interest of Assignor now existing or hereafter arising in and to:

               1.1. All leases, subleases, tenancies, licenses, occupancy agreements or agreements to lease all or any portion of the Mortgaged Premises identified above and more particularly described on Schedule "A" attached hereto (the "Mortgaged Premises"), including without limitation, the leases listed on Schedule "B" attached hereto, together with

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any extensions, renewals, amendments, modifications or replacements thereof, and any options, rights of first refusal or guarantees of any tenant's obligations under any lease now or hereafter in effect (individually, a "Lease" and collectively, the "Leases");

               1.2. All rents, income, receipts, revenues, reserves, issues and profits and similar payments of any kind payable under any Lease or otherwise arising from the Mortgaged Premises, including, without limitation, minimum rents, additional rents, percentage rents, parking, maintenance and deficiency rents (together with the items described in Sections 1.3., 1.4. and 1.5. below, the "Rents");

               1.3. All awards and payments of any kind derived from or relating to any Lease including, without limitation: (i) claims for the recovery of damages to the Mortgaged Premises, or for the abatement of any nuisance existing thereon; (ii) claims for damages resulting from acts of insolvency or bankruptcy or otherwise; (iii) lump sum payments for the cancellation or termination of any Lease, the waiver of any term thereof, or the exercise of any right of first refusal or option to purchase; and (iv) the return of any insurance premiums or ad valorem tax payments made in advance and subsequently refunded;

               1.4. The proceeds of any rental insurance carried by Assignor on the Mortgaged Premises; and

               1.5. All security deposits and escrow accounts made by any tenant or subtenant under any Lease.

          2.   LOAN DOCUMENTS; INCORPORATION BY REFERENCE.

               This Assignment is the Assignment of Leases referred to in the Reimbursement Agreement. As additional security for the payment and performance to Assignee of the Liabilities, Assignor has executed and delivered to Assignee a Mortgage and Security Agreement (the "Mortgage") constituting a first priority lien and security interest in the Mortgaged Premises (subject only to the defeasance of the Prior Bonds and the release of all liens created under the Prior Indenture) and other collateral documents described in or accompanying the Reimbursement Agreement or Mortgage. This Assignment of Leases, the Reimbursement Agreement, the Letter of Credit, the Indenture, the Loan Agreement, the Guaranty, the Financing Statements, the Mortgage, the Placement Agreement, the Escrow Deposit Agreement, and all other guarantees, documents, certificates and instruments executed in connection therewith are sometimes hereinafter referred to collectively as the "Loan Documents" or individually as a "Loan Document". The terms of the Loan Documents are hereby made a part of this Assignment to the same extent and with the same effect as if fully set forth herein.

          3.   LIABILITIES.

               This Assignment secures: (i) the repayment of all sums due under the Reimbursement Agreement and the other Loan Documents (and all extensions, renewals, replacements, substitutions, amendments and modifications thereof);
(ii) the performance of all terms, conditions and covenants set forth in the Loan Documents; and (iii) all obligations and indebtedness of every kind and description of Assignor to Assignee arising under the Loan

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Documents, whether primary or secondary, absolute or contingent, direct or indirect, sole, joint or several, secured or unsecured, due or to become due, contractual or tortious, arising by operation of law or otherwise, or now or hereafter existing (including without limitation, principal, interest, fees, late charges and expenses, including attorneys' fees). All of the foregoing shall collectively be defined as the "Liabilities".

          4.   REPRESENTATIONS AND WARRANTIES.

               Assignor represents and warrants to Assignee as follows: (i) Assignor has title to and full right to assign the Leases and the Rents thereunder; (ii) no other assignment of any interest in any of the Leases or Rents has been made; (iii) there are no leases or agreements to lease all or any portion of the Mortgaged Premises now in effect except the Leases, true and complete copies of which have been furnished to Assignee, and no written or oral modifications have been made thereto; (iv) there is no existing default by Assignor or by any tenant under any of the Leases, nor has any event occurred which due to the passage of time, the giving or failure to give notice, or both, would constitute a default under any of the Leases and, to the best of Assignor's knowledge, no tenant has any defenses, set-offs or counterclaims against Assignor; (v) the Leases are in full force and effect; (vi) Assignor has not done anything which might prevent Assignee from or limit Assignee in operating under this Assignment; (vii) Assignor has not accepted Rent under any Lease more than one (1) month in advance of its accrual, and payment thereof has not otherwise been forgiven, discounted or compromised; and (viii) Assignor has not received any funds or deposits from any tenant except as expressly provided for in a Lease.

          5.   COVENANTS.

               5.1. Assignor covenants and agrees that Assignor will perform all of its obligations, as landlord, under the Leases and will enforce the performance by tenants of all of their respective obligations under the Leases, and will not do or permit to be done anything to impair the security thereof. Assignor covenants and agrees that Assignor will not, without the prior written consent of Assignee in each instance: (i) accept or collect the Rent under any Lease more than one (1) month in advance of the due date thereof; (ii) anticipate, discount, compromise, forgive, encumber or assign the Rents or any part thereof or any Lease or any interest therein; (iii) modify, amend or otherwise change the terms of any Lease; (iv) subordinate any Lease to any mortgage or other encumbrance; (v) consent to any assignment of or subletting under any Lease; (vi) cancel or terminate any Lease or accept a surrender thereof; (vii) release any guarantor or surety of any tenant's obligations under any of the Leases; or (viii) enter into any Lease subsequent to the date hereof. Any of the foregoing acts, if done without the prior written consent of Assignee, shall be null and void.

               5.2. Assignor covenants and agrees to furnish to Assignee, on request: (i) a complete list, as of the date of such request, of all existing Leases and the Rents payable thereunder, and providing such further detail as Assignee may request; (ii) executed or certified copies of all existing Leases and any modifications or amendments thereto; and (iii) specific, separate assignments of any future Leases duly executed and acknowledged by Assignee.

               5.3. Assignor hereby indemnifies and agrees to protect, defend and hold harmless Assignee, any entity which "controls"
Assignee within the meaning of Section 15 of

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the Securities Act of 1933, as amended, or is under common control with
Assignee, and any member, officer, director, official, agent, employee or attorney of Assignee, and their respective heirs, administrators, executors, successors and assigns (collectively, the "Indemnified Parties"), from and against any and all losses, damages, expenses or liabilities of any kind or nature and from any suits, claims or demands, including reasonable attorneys' fees incurred in investigating or defending such claim, suffered by any of them and caused by, relating to, arising out of or resulting from any claim by any tenant or any other party arising under or in connection with any of the Leases or this Assignment (unless, as to any Indemnified Party, such claim, as determined by a final judgment of a court of competent jurisdiction, has been caused solely by the gross negligence or willful misconduct of such Indemnified Party). In case any action shall be brought against Assignee or any other Indemnified Party in respect to which indemnity may be sought against Assignor, Assignee or such other Indemnified Party shall promptly notify Assignor and Assignor shall assume the defense thereof, including the employment of counsel selected by Assignor and satisfactory to Assignee, the payment of all costs and expenses, and the right to negotiate and consent to settlement. The failure of Assignee to so notify Assignor shall not relieve Assignor of any liability it may have under the foregoing indemnification provisions or from any liability which it may otherwise have to Assignee or any of the other Indemnified Parties. Assignee shall have the right, at its sole option, to employ separate counsel in any such action and to participate in the defense thereof, all at Assignor's sole cost and expense. Assignor shall not be liable for any settlement of any such action effected without its consent, but if settled with Assignor's consent, or if there be a final judgment for the claimant in any such action, Assignor agrees to indemnify and save harmless Assignee from and against any loss or liability by reason of such settlement or judgment.

               5.4. Assignee may elect, at its sole option, and without releasing Assignor from any obligation hereunder or under the Leases, to discharge any obligation under any Lease which Assignor fails to discharge, including without limitation, defending, at its own cost and expense, any action brought against Assignor, Assignee or any other Indemnified Party with respect thereto, and all sums expended by Assignee in connection therewith, including costs, expenses and reasonable attorneys' fees, shall be included in the Liabilities secured by this Assignment and the other Loan Documents, and shall be due and payable on demand, together with interest thereon at three percent (3%) per annum above the rate of interest then in effect under the Reimbursement Agreement, such interest to be calculated from the date of such advance to the date of repayment thereof. Section 5.3. and this Section 5.4. shall survive the repayment of the Liabilities and the release or satisfaction of this Assignment.

          6.   RIGHTS AND OBLIGATIONS OF Assignor.

               6.1. Notwithstanding any legal presumption to the contrary, Assignee shall not be obligated by reason of its acceptance of this Assignment to perform any obligation of Assignor under any of the Leases, and Assignee shall not, prior to entry upon and taking possession of the Mortgaged Premises, be deemed a mortgagee in possession.

               6.2. This Assignment shall not operate to place responsibility upon Assignee for: (i) the control, care, operation, management or repair of the Mortgaged Premises; (ii) the performance of any of the terms or conditions of the Leases; (iii) any waste committed on, or any dangerous or defective condition at the Mortgaged Premises; or (iv) any

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negligence in the control, care, operation, management or repair of the
Mortgaged Premises, resulting in loss or injury or death to any tenant, licensee, employee or other person or loss of or damage to the property of any of the foregoing. Assignee assumes no liability for any security deposited with Assignor by any tenant unless and until such deposits are assigned and delivered to Assignee.

               6.3. This Assignment is intended to be and shall constitute an unconditional, absolute and present assignment from Assignor to Assignee and not an assignment for additional security only. Notwithstanding that this Assignment is effective immediately, Assignor shall have the right under a revocable license granted hereby to collect as they become due, but not prior to accrual, all Rents from the Mortgaged Premises and to retain, use and enjoy the same; provided, however, that Assignee shall have the right, without notice to or further demand on Assignor, (i) to revoke such license at any time, and from time to time, whether before or after an Event of Default (as hereinafter defined) has occurred hereunder, (ii) to direct all tenants under the Leases to pay all Rents directly to Assignee, (iii) to collect and receive all Rents as they become due and payable and apply such Rents to the payment of the LC Indebtedness and any other sums due and payable under any of the Loan Documents, and (iv) to disburse the remainder of the Rents to Assignor to pay the operating expenses of the Mortgaged Premises.

               6.4. So long as Assignee has not revoked the license granted hereby, Assignor shall receive and hold such Rents, as well as the right and license to receive such Rents, as a trust fund to be applied, and Assignor hereby covenants and agrees that such Rents shall be so applied, first to the payment of real estate taxes and other lienable assessments, then to the cost of insurance, maintenance and repairs, then to the satisfaction of Assignor's obligations under the Leases, and then to the payment of interest and principal and other sums becoming due under the Liabilities, before using any part of the Rents for any other purpose. Should all or any portion of such Rents be utilized other than as herein provided, Assignor, and all those who participate in such action, shall, immediately from and after the revocation of the license granted hereby without further notice or demand or acceleration of the Liabilities, be liable to Assignee for conversion.

          7.   EVENTS OF DEFAULT.

               Each of the following shall constitute a default (each, an "Event of Default") hereunder:

               7.1. Any representation or warranty made by Assignor in this Assignment shall prove to be false, incorrect or misleading in any material respect as of the date when made;

               7.2. A breach by Assignor of any term, covenant, condition, obligation or agreement under this Assignment;

               7.3.  A default by Assignor under any of the Leases; or

               7.4.  An Event of Default under any of the other Loan Documents.

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          8.   REMEDIES UPON AN EVENT OF DEFAULT.

               Upon or at any time after the occurrence of an Event of Default, Assignee may exercise any one or more of the following rights and remedies:

               8.1. Without regard to the adequacy of any security, and with or without appointment of a receiver, and irrespective of Assignor's possession, Assignee may then or thereafter enter upon and take possession of the Mortgaged Premises; have, hold, manage, lease and operate the same; revoke the license granted to Assignor to collect the Rents without notice to or further demand on Assignor (unless Assignee has previously revoked the license granted hereunder and such revocation is still in effect), and collect, in its own name or in the name of Assignor, and receive all Rents accrued but unpaid and in arrears as of the date of such Event of Default, as well as the Rents which thereafter become due and payable; and have full power to make from time to time all alterations, renovations, repairs or replacements to the Mortgaged Premises as Assignee may deem proper. Upon the revocation of the license granted to Assignor (and irrespective of whether such revocation occurs before or after an Event of Default), Assignee may notify the tenants under the Leases to pay all Rents directly to Assignee. Any Rents collected by Assignor after the revocation of such license shall be deemed the property of Assignee and shall be paid to Assignee on demand. Such Rents shall be deposited in the Cash Collateral Account and applied in accordance with the Reimbursement Agreement and the Indenture. Assignor hereby irrevocably authorizes and directs the tenants under the Leases, upon receipt of written notice from Assignee, to pay all Rents due under the Leases to Assignee without the necessity of any inquiry to Assignor and without any liability respecting the determination of the actual existence of any Event of Default claimed by Assignee or any claim by Assignor to the contrary. Assignor further agrees that it shall facilitate in all reasonable ways Assignee's collection of the Rents and will, upon Assignee's request, execute and deliver a written notice to each tenant under the Leases directing such tenants to pay the Rents to Assignee. Assignor shall have no right or claim against any parties to any Lease who make payment to Assignee after receipt of written notice from Assignee requesting same.

               8.2. Assignee may apply such Rents to the payment of: (i) the cost of all alterations, repairs, replacements and expenses incident to taking and retaining possession of the Mortgaged Premises and the management and operation thereof; (ii) all taxes, charges, claims, assessments, water rents, sewer rents and any other liens which may be prior in lien or payment to the Liabilities, and premiums for insurance, with interest on all such items; and
(iii) the Liabilities, together with all costs and attorneys' fees; all in accordance with the provisions of the Reimbursement Agreement and the Indenture.

               8.3. Assignee may: (i) endorse as Assignor's attorney-in-fact the name of Assignor or any subsequent owner of the Mortgaged Premises on any checks, drafts or other instruments received in payment of the Rents, and deposit the same in bank accounts, which power of attorney, being for security, is coupled with an interest and shall be irrevocable; (ii) give proper receipts, releases and acquittances in relation thereto in the name of Assignor;
(iii) institute, prosecute, settle or compromise any summary or legal proceedings in the name of Assignor for the recovery of the Rents, or for damage to the Mortgaged Premises, or for the abatement of any nuisance thereon; and
(iv) defend any legal proceedings brought against Assignor arising out of the operation of the Mortgaged Premises. Any charges, expenses or

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fees, including reasonable attorneys' fees and costs, incurred by Assignee in connection with any of the foregoing shall be included in the Liabilities secured by this Assignment and the other Loan Documents, and shall be due and payable on demand, together with interest at three percent (3%) per annum above the rate of interest then in effect under the Reimbursement Agreement, such interest to be calculated from the date of such advance to the date of repayment thereof.

               8.4. Assignee may, at its election, but shall not be obligated to: (i) perform any of Assignor's obligations under the Leases (provided, however, that Assignor shall remain liable for such obligations notwithstanding such election by Assignee); (ii) exercise any of Assignor's rights, powers or privileges under the Leases; (iii) modify, cancel or renew existing Leases or make concessions to the tenants thereto; and (iv) execute new Leases for all or any portion of the Mortgaged Premises.

          9.   ESTOPPEL CERTIFICATES.

               Assignor shall, from time to time, without charge and within ten
(10) days after requested by Assignee, execute, acknowledge and deliver, and cause each tenant under the Leases to execute, acknowledge and deliver to Assignee a written statement, in form and substance satisfactory to Assignee, certifying to certain matters relating to the Leases, including without limitation: (i) the commencement and expiration dates of the Leases and the dates when any rents, charges and other sums commenced to be payable thereunder;
(ii) that the Leases are unmodified and in full force and effect (or, if modified, stating the nature of such modifications and that the Leases as so modified are in full force and effect); (iii) the amount of Rents (including a breakdown thereof) payable under the Leases and the dates to which the Rents and other charges under the Leases have been paid in advance; and (iv) whether there are any uncured defaults by Assignor or Assignee or any setoffs or defenses against enforcement of any terms or conditions under any Lease.

          10.  ASSIGNEE AS CREDITOR OF TENANTS.

               Notwithstanding the license granted by Assignee in Section 6.3. hereof, Assignee, and not Assignor, shall be deemed to be the creditor of each tenant in respect of any assignment for the benefit of creditors, bankruptcy, reorganization, insolvency, dissolution or receivership proceedings affecting such tenant. Assignee shall have the option to have any money received by Assignee as such creditor applied to reduce the Liabilities or paid over to Assignor. Assignee shall have the right to file claims in any such proceedings and to otherwise pursue creditors' rights therein.

          11.  TERM.

               Upon repayment in full of the Liabilities and the satisfaction or discharge of the Mortgage, this Assignment shall automatically terminate and become null and void. Prior to such termination, the affidavit or certificate of any representative or attorney of Assignee stating that any of the Liabilities remain unpaid shall be conclusive evidence of the validity,

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effectiveness and continuing force of this Assignment, and any person is hereby authorized to rely thereon.

          12.  OTHER RIGHTS OF ASSIGNEE.

               Assignee may, without prejudice to any of its rights under this Assignment, take or release other security, release any party primarily or secondarily liable for any of the Liabilities, and grant extensions, renewals, modifications or indulgences with respect to any Loan Document to which it is a party or of which it is a beneficiary.

          13.  NO WAIVER.

               13.1. The collection of Rents under the Leases, the taking of possession of the Mortgaged Premises, or any other remedial action taken by Assignee shall not waive any Event of Default or waive, modify or affect any notice of default under the Loan Documents, or invalidate any act done pursuant to such notice, and the enforcement of any such right or remedy by Assignee, once exercised, shall continue for so long as Assignee shall elect, notwithstanding that the collection and application of such Rents may have cured the original Event of Default. If Assignee thereafter elects to discontinue the exercise of any such right or remedy, that or any other right or remedy under this Assignment may be reasserted at any time and from time to time following any subsequent Event of Default.

               13.2. Assignee shall not be deemed to have modified or waived any of its rights or remedies hereunder unless such modification or waiver is in writing and signed by Assignee, and then only to the extent specifically set forth therein. A waiver in one event shall not be construed as continuing or as a waiver of or bar to such right or remedy on a subsequent event. In the event any agreement contained in this Assignment should be breached by Assignor and thereafter waived by Assignee, such waiver shall be limited to the actual breach so waived and shall not be deemed to waive any other breach hereunder.

          14.  CONTINUING ENFORCEMENT OF ASSIGNMENT.

               If, after receipt of any payment of all or any part of the Liabilities, Assignee is compelled or agrees, for settlement purposes, to surrender such payment to any person or entity for any reason (including, without limitation, a determination that such payment is void or voidable as a preference or fraudulent conveyance, an impermissible setoff, or a diversion of trust funds), then this Assignment and the other Loan Documents shall continue in full force and effect or be reinstated, as the case may be, and Assignor shall be liable for, and shall indemnify, defend and hold harmless Assignee with respect to the full amount so surrendered. The provisions of this Section 14 shall survive the termination of this Assignment and the other Loan Documents and shall remain effective notwithstanding the payment of the Liabilities, the defeasance of the Bonds, the release of any security interest, lien or encumbrance securing the Liabilities or any other action which Assignee may have taken in reliance upon its receipt of such payment. Any cancellation, release or other such action by Assignee shall be deemed to have been conditioned upon any payment of the Liabilities having become final and irrevocable.

          15.  MISCELLANEOUS.


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

               15.1. Remedies Cumulative. The rights and remedies of Assignee as provided in this Assignment or in any other Loan Document shall be cumulative and concurrent, may be pursued separately, successively or together, may be exercised as often as occasion therefor shall arise, and shall be in addition to any other rights or remedies conferred upon Assignee at law or in equity. The failure, at any one or more times, of Assignee to assert the right to declare the Liabilities due, grant any extension of time for payment of the Liabilities, take other or additional security for the payment thereof, release any security, change any of the terms of the Loan Documents, or waive or fail to exercise any right or remedy under any Loan Document shall not in any way affect this Assignment or the rights of Assignee.

               15.2. Integration. This Assignment and the other Loan Documents constitute the sole agreement of the parties with respect to the transaction contemplated hereby and supersede all oral negotiations and prior writings with respect thereto.

               15.3. Attorneys' Fees and Expenses. If Assignee retains the services of counsel by reason of a claim of a default or an Event of Default hereunder or under any of the other Loan Documents, or on account of any matter involving the assignment intended to be granted hereby, or for examination of matters subject to Assignee's approval under the Loan Documents, all costs of suit and all reasonable attorneys' fees (and/or allocated fees of Assignee's in-house legal counsel) and such other reasonable expenses so incurred by Assignee shall forthwith become due and payable, on demand, and shall be secured hereby.

               15.4. Partial Invalidity. The invalidity or unenforceability of any one or more provisions of this Assignment shall not render any other provision invalid or unenforceable. In lieu of any invalid or unenforceable provision, there shall be added automatically a valid and enforceable provision as similar in terms to such invalid or unenforceable provision as may be possible.

               15.5. Binding Effect. The covenants, conditions, waivers, releases and agreements contained in this Assignment shall bind, and the benefits thereof shall inure to, the parties hereto and their respective heirs, executors, administrators, successors and assigns and are intended and shall be held to be real covenants running with the land; provided, however, that this Assignment cannot be assigned by Assignor without the prior written consent of Assignee, and any such assignment or attempted assignment by Assignor shall be void and of no effect with respect to Assignee.

               15.6. Modifications. This Assignment may not be supplemented, extended, modified or terminated except by an agreement in writing and signed by Assignor and Assignee.

               15.7. Affiliate. As used herein, "Affiliate" shall mean First Fidelity Bancorporation and any of its direct and indirect affiliates and subsidiaries.

               15.8. Jurisdiction. Assignor irrevocably appoints each and every owner, partner and/or officer of Assignor as its attorneys upon whom may be served, by regular or certified mail at the address set forth above, any notice, process or pleading in any action or proceeding against it arising out of or in connection with this Assignment or any of the other Loan Documents; and Assignor hereby consents that any action or proceeding against it be commenced and maintained in any court within the State of New Jersey or in the United States District Court for any District of New Jersey by service of process on any such owner, partner and/or officer; and Assignor agrees that the courts of the State of New Jersey and the United States District Court for any District of New Jersey shall have jurisdiction with respect to the subject matter hereof and the person of Assignor and all collateral securing the obligations of Assignor. Assignor agrees not to assert any defense to any action or proceeding initiated by Assignee based upon improper venue or inconvenient forum. Assignor agrees that any action brought by Assignor shall be commenced and maintained only in a court in the federal judicial district or county in which Assignee has its principal place of business in New Jersey.

               15.9. Notices. All notices and communications under this Assignment shall be in writing and shall be given by either (a) hand delivery,
(b) first class mail (postage prepaid) to the addresses listed in this Assignment, (c) reliable overnight commercial courier (charges prepaid) or
(d) telecopied to the addresses or phone numbers listed in this Assignment. Notice shall be deemed to have been given and received: (i) if by hand delivery, upon delivery; (ii) if by mail, three (3) calendar days after the date first deposited in the United States mail; (iii) if by overnight courier, on the date scheduled for delivery; and (iv) if by telecopier, upon receipt of evidence of the successful transmission thereof. A party may change its address by giving written notice to the other party as specified herein.

               15.10. Governing Law. This Assignment shall be governed by and construed in accordance with the substantive laws of the State of New Jersey without reference to conflict of laws principles.

               15.11. Waiver of Jury Trial. ASSIGNOR AND ASSIGNEE AGREE THAT ANY SUIT, ACTION OR PROCEEDING, WHETHER CLAIM OR COUNTERCLAIM, BROUGHT BY ASSIGNEE OR ASSIGNOR, ON OR WITH RESPECT TO THIS ASSIGNMENT
OR ANY OTHER LOAN DOCUMENT OR THE DEALINGS OF THE PARTIES WITH
RESPECT HERETO OR THERETO, SHALL BE TRIED ONLY BY A COURT AND NOT BY A JURY. ASSIGNEE AND ASSIGNOR EACH HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHT TO A TRIAL BY JURY IN ANY SUCH SUIT, ACTION OR PROCEEDING. FURTHER, ASSIGNOR WAIVES ANY RIGHT IT MAY HAVE TO CLAIM OR RECOVER, IN ANY SUCH SUIT, ACTION OR PROCEEDING, ANY SPECIAL, EXEMPLARY, PUNITIVE, CONSEQUENTIAL OR OTHER DAMAGES OTHER THAN, OR IN ADDITION TO, ACTUAL DAMAGES. ASSIGNOR ACKNOWLEDGES AND AGREES THAT
THIS SECTION IS A SPECIFIC AND MATERIAL ASPECT OF THIS ASSIGNMENT AND THAT ASSIGNEE WOULD NOT EXTEND CREDIT TO ASSIGNOR OR

ASSIGNOR (AS APPLICABLE) IF THE WAIVERS SET FORTH IN THIS SECTION WERE NOT A PART OF THIS ASSIGNMENT.


          IN WITNESS WHEREOF, Assignor, intending to be legally bound, has duly executed and delivered this Assignment of Leases and Rents as of the day and year first above written.

ATTEST:                            BURLINGTON COAT FACTORY
                                   WAREHOUSE OF NEW JERSEY, INC.


____________________________       By:________________________________
Name:  Robert L. LaPenta, Jr.        Name:  Mark A. Nesci
Title: Assistant Secretary           Title: Vice President


[SEAL]

                               SCHEDULE "A"

                     DESCRIPTION OF MORTGAGED PREMISES


Street Address:     1830 Route 130, Burlington, NJ 08016

Parcel Number: Lots 7, 6.01 and a small part of Lot 6 (as indicated by the broken line on the tax map of Burlington Township annexed hereto as Annex A-1) of Block 147 on the tax map of Burlington Township


Legal Description:  See Annex A-2.

                               SCHEDULE "B"


                              LIST OF LEASES

          All Leases between Assignor, as landlord, and any other person or entity, as tenant, now existing or hereafter entered into including, without limitation, the Leases listed below. The omission of any or all presently existing Leases from this Schedule B shall not be deemed an omission of such Leases from the effect of this Assignment, it being the intent of the parties that all such Leases now existing or hereafter entered into shall be subject to this Assignment, whether or not specifically enumerated below.

          As of August 24, 1995, there are no leases.

                              ACKNOWLEDGMENT


STATE OF NEW JERSEY      :
                         :    SS.:
COUNTY OF BURLINGTON     :


          On this, the ___ day of August, 1995 before me, the undersigned officer, personally appeared Mark A. Nesci, who acknowledged himself to be a Vice President of Burlington Coat Factory Warehouse of New Jersey, Inc., a New Jersey corporation, and that he, as such officer being authorized to do so, executed the foregoing instrument for the purposes therein contained by signing the name of the corporation by himself as such officer, and desired that the same might be recorded as such.

          IN WITNESS WHEREOF, I hereunto set my hand and official seal.




_____________________________________
                                   Notary Public
My Commission Expires:

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